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DOCUMENT EXECUTION INSTRUCTIONS

☐	PRINT TWO (2) EXECUTION COPIES AND SIGN WHERE INDICATED ON BOTH COPIES.
☐	RETURN BOTH EXECUTED ORIGINALS TO THE FOLLOWING ADDRESS SO THAT THE CONTRACT ADMINISTRATION GROUP MAY PRESENT THE ORIGINALS FOR SIGNATURE AT QWEST
WHOLESALE CONTRACT ADMINISTRATION QWEST COMMUNICATIONS CORP. 1801 CALIFORNIA STREET 33RD FLOOR DENVER, CO 80202 (303) 992-1400
☐	REFER TO ADDENDUM 2 OF YOUR WHOLESALE SERVICES AGREEMENT FOR MAILING INSTRUCTIONS REGARDING SECURITY DEPOSITS (IF APPLICABLE)
☐	FOLLOWING EXECUTION OF THE DOCUMENT BY QWEST, ONE ORIGINAL WILL BE RETURNED FOR YOUR RECORDS

IN ORDER TO ACCEPT THE RATES, TERMS AND CONDITIONS CONTAINED IN THE DOCUMENT, IT MUST BE SIGNED AND RETURNED TO QWEST AT THE ABOVE ADDRESS WITHIN TWO (2) WEEKS OF THE DATE OF THIS EMAIL.

PLEASE NOTE THAT ANY HAND-MARKED OR COMPUTER CHANGES OR ADDENDA TO THE DOCUMENT (OTHER THAN CLARIFYING THE NOTICE INFORMATION OR SIGNATORY) MAY RESULT IN ITS REJECTION BY QWEST AND/OR SIGNIFICANTLY DELAY THE CLOSING OF THE TRANSACTION.

PLEASE CONTACT YOUR SALES REPRESENTATIVE WITH ANY QUESTIONS OR CONCERNS REGARDING THE CONTENT OF YOUR AGREEMENT.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AMENDMENT NO. 2
TO
WHOLESALE SERVICES AGREEMENT

        THIS AMENDMENT NO. 2 (this "Amendment") by and between Qwest Communications Corporation ("Qwest") and Ciera Network Systems, Inc. ("Customer"), hereby amends the Wholesale Services Agreement between Customer and Qwest dated effective as of May 11, 2001, as may have been previously amended by amendment, addenda or rate change notification (the "Agreement"). (Qwest and Customer are collectively referred to herein as the "Parties"). The Parties hereby agree to amend the Agreement with this Amendment as follows:

        1.    New Services.(1)    The service description and related rate exhibits set forth in Exhibits C1, C2, D1, D2, D3, S1, S2, S3, X1, X2 and X3 attached to this Amendment (the "New Services") shall be added to the Agreement, shall replace and supersede in their entirety certain service description and rates as previously attached to the Agreement (or any amendment, addenda or rate change notification to the Agreement), including without limitation, Exhibits A1, A2, C1, C2, E1, and E2 (the "Old Services"), and the New Services shall constitute a part of the Agreement and the existing Services. The reference to the Service Exhibits in the covering page of the Agreement shall be deemed revised by the deletion of the Old Services and the addition of the New Services. The New Services shall be subject to all other terms and conditions of the Agreement not expressly addressed in this Amendment or in the New Services exhibits. Qwest agrees to provide the Services (including the New Services) in accordance with the terms of the Agreement and this Amendment; provided, however, Federal law prohibits Qwest from providing interLATA long distance services in Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington, and Wyoming (i.e., voice and data services that originate in such states, private line with one end point in those states, or toll free service that terminates in such states) until Qwest has obtained authorization to provide such services in those states. The terms and conditions of the New Services contemplated by this Amendment are only for Service outside the foregoing fourteen state region.

        2.    Revenue Commitment.    Customer's existing term commitment of twelve (12) months ("Term Commitment") and monthly revenue commitment of * for a total term revenue commitment of * as set forth in the Agreement (the "Term Revenue Commitment") shall remain in effect and continue from the Effective Date of the Agreement. All term commitments and utilization requirements, if any, applicable to the New Services are set forth in the New Service exhibits. In consideration for the Term Revenue Commitment, Customer shall be eligible to receive those revenue commitment discounts, if any, set forth in the New Service exhibits.

        3.    Definitions.    All capitalized terms used herein which are not defined herein shall have the definition as set forth in the Agreement. For purposes of this Amendment and the New Service exhibit(s), "Contributory Services" means all of the following services: (i) Domestic Qwest Express Originating and Terminating Usage; (ii) Qwest Express International Terminating Usage (including Canadian and Mexican); (iii) Qwest Express Directory Assistance Usage; (iv) Qwest Express Canadian Origination Service; (v) ReQwest Switchless Reseller Services; (vi) all eligible Dedicated Internet Access Monthly Recurring Charges ("MRCs"); and (vii) all other eligible Dedicated Facilities MRCs (e.g., Frame Relay, Private Line, and ATM Services).

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Since certain international rates are subject to change on five (5) days notice, Customer acknowledges that, until this Amendment is returned to Qwest, those international rates as set forth in a Service Exhibit may change and that, once this Amendment is executed, the international rates then in effect will be implemented by Qwest. Thereafter, changes to those international rates shall be made pursuant to the rate change process provided for in each Service Exhibit.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        4.    Notices.    All written notices required under the Agreement and this Amendment shall hereafter be sent to the following addresses and shall be considered given: (i) when delivered by facsimile or email, so long as duplicate notification is sent via regular U.S. Mail or overnight delivery within a reasonable time thereafter; (ii) when delivered in person to the recipient named on the signature page; (iii) when deposited in either registered or certified U.S. Mail, return receipt requested, postage prepaid; or (iv) when delivered to an overnight courier service.

To Qwest:	Qwest Communications Corporation 1801 California, Suite 4900 Denver, Colorado 80202 Facsimile #: (303) 295-6973 Attention: Legal Department	To Customer:	Ciera Network Systems, Inc.
1250 Wood Branch Park Drive
Houston, Texas 77079
Phone #: (281) 529-4600
Facsimile #: (281) 529-4650
E-mail:
boblivingston@cccglobalcom.com
Attention: Robert Livingston, CEO
With copy to:
Qwest Communications Corporation
1801 California Street, 33rd Floor
Denver, Colorado 80202
Phone #: (303) 992-1400
Facsimile #: (303) 308-5763
E-mail: wholesale.contracts@qwest.com
Attention: Wholesale Markets Contract Administration

        5.    Effective Date.    This Amendment shall be effective as of the date it is executed by Qwest after the Customer's execution (the "Amendment Effective Date") and be deemed incorporated by reference into the Agreement. The terms, rates and discounts, if any, for the New Services shall be effective as of: (i) the date Customer signs this Amendment provided that it is executed and returned to Qwest on or before the tenth (10th) business day preceding the close of Customer's applicable full monthly billing cycle (the "Due Date"); or (ii) if returned to Qwest after the Due Date, the first (1st) day of the next full billing cycle.

        6.    Nondisclosure/Publicity.    Neither Party shall disclose to any third party during the Term of the Agreement and for one (1) year following the expiration or termination hereof, any of the terms of the Agreement, including pricing, or other proprietary information of the other Party, unless such disclosure is required by any state or federal governmental agency, is otherwise required to be disclosed by law, or is necessary in any proceeding establishing rights or obligations under this Agreement. No publicity regarding the existence and/or terms of the Agreement may occur without Qwest's prior express written consent. The content and timing of any press releases and all other publicity regarding the subject matter of this the Agreement or Customer's relationship with Qwest, if authorized, shall be mutually agreed upon by the Parties. Since a breach of this material obligation may cause irreparable harm for which monetary damages may be inadequate, in addition to other available remedies, the non-breaching Party may seek injunctive relief or terminate the Agreement and any other agreements between the parties for any disclosure in violation hereof.

        7.    Miscellaneous.    All other terms and conditions in the Agreement shall remain in full force and effect and be binding upon the Parties. This Amendment and the Agreement set forth the entire understanding between the Parties as to the subject matter herein, and in the event there are any inconsistencies between the two documents, the terms of this Amendment shall control. To the extent that the terms of any New Service exhibit are inconsistent with the terms of this Amendment or the Agreement, the terms of the New Service exhibit shall control.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        IN WITNESS WHEREOF, an authorized representative of each Party has executed this Amendment as of the date of execution by Qwest as set forth below.

QWEST COMMUNICATIONS CORPORATION	CIERA NETWORK SYSTEMS, INC.
By:	By:	/s/ ROBERT LIVINGSTON
Gordon Martin Executive Vice President—Wholesale Markets	Robert Livingston CEO
Date:	Date:	3-21-2002

*Offer Management Director:

Date:

*
This Amendment shall not be binding upon Qwest until countersigned by the Offer Management Director and Executive Vice President, Wholesale Markets (or an authorized designee) for Qwest.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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SERVICE EXHIBIT C1
QWEST EXPRESS 8XX ORIGINATING SERVICE DESCRIPTION
WHOLESALE SERVICE AGREEMENT

1.0    DISCOUNT OPTIONS.

        Customer has selected the following discount option:

N/A	Option A: Standard Revenue Discount Option; or
XX	Option B: Committed Revenue Discount Option

2.0    SERVICE PROVISIONING AND RATES.

        Qwest agrees to provide the Qwest Express 8XX Originating Services set forth in this Service Exhibit, in accordance with the Agreement and subject to the terms and conditions set forth in this Service Exhibit. Federal law prohibits Qwest from providing the Services set forth in this Exhibit in Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington, and Wyoming (i.e., voice and data services that originate in such states, private line with one end point in those states, or toll free service that terminates in such states) until Qwest has obtained authorization to provide such services in those states.

        8XX originating interstate rates are per Local Access and Transport Area ("LATA") and are for LATA-wide origination. The 8XX Originating Service rates set forth in Rate Exhibit C2 are shown in terms of full minutes and are billed in * increments. Qwest reserves the right to charge excessive quantities (*) of short duration calls (*) a minimum of * per answered call. The rates set forth in Rate Exhibit C2 are before discount. Discounts, if any, are set forth in Section 14.0. All rates and charges are subject to change upon thirty (30) calendar days written notice to Customer.

        Rate decreases, if any, in Qwest's sole discretion, shall be effective immediately upon written notification to Customer or upon an effective date set forth by Qwest in such notification. All rates are subject to change immediately, with no prior notice to Customer, in the event there are mandated surcharges imposed by a federal, state or governmental agency. Further, in the event of Regulatory Activity, Qwest reserves the right, at any time upon written notice, to: (i) pass through to Customer all, or a portion of, any charges or surcharges directly or indirectly related to such Regulatory Activity; or (ii) modify the rates, including any rate, guarantees, and/or other terms and conditions contained in the Agreement to reflect the impact of such Regulatory Activity. Qwest may adjust its rates or charges, or impose additional rates and charges, in order to recover amounts it may be required by governmental or quasi-governmental authorities to collect from or pay to others to support statutory or regulatory programs during the course of the Agreement.

3.0    ADDITIONAL TERMINATION RIGHTS.

        3.1    Discount Option A Additional Termination Rights.    If Customer has selected Discount Option A, then in addition to the termination rights set forth in the Agreement, Customer may terminate this Service Exhibit C1 without liability (other than for charges accrued but unpaid as of the termination date) upon thirty (30) calendar days prior written notice.

        3.2    Discount Option B Additional Termination Rights.    If Customer has selected Discount Option B, then in addition to the termination rights set forth in the Agreement, Customer may

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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terminate this Service Exhibit C1 without liability (other than for charges accrued but unpaid as of the termination date) upon thirty (30) calendar days prior written notice if:

            (i)  Customer has: (x) satisfied the Revenue Commitment in full; and (y) met more than half of its Initial Term requirement;

          (ii)  the Services provisioned under this Service Exhibit C1 are the subject of service outages or interruptions accumulating one hundred twenty (120) hours or more over any period of one hundred eighty (180) consecutive calendar days; or

          (iii)  Qwest materially and adversely changes the Services applicable to this Service Exhibit C1; provided that written notice of such termination is delivered to Qwest within thirty (30) calendar days of the effective date of such material adverse change. If Customer does not deliver such notice to Qwest within the specified period, Customer will be deemed to have waived its right to terminate this Service Exhibit C1.

4.0    ROUNDING.

        Currently, the Qwest Express 8XX Originating Service utilizes "bulk rounding." For the purposes of this Service Exhibit C1, bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until * is accrued. When this has occurred, the * is applied to the next call. In addition, the Qwest Express 8XX Originating Service employs whole call rounding, which means that all calls are rounded only once, as opposed to once for each element (e.g. initial and incremental).

5.0    RBOC-ITC SURCHARGE

        Customer will maintain at least * of the traffic comprising Customers 8XX Origination Service for origination in a Tandem owned and operated by a Regional Bell Operating Company ("RBOC") and subject to such RBOC's tariffed access charges. Qwest will have the right to apply a * of use surcharge to the number of minutes by which Non-RBOC originating minutes exceed * of total monthly origination Service minutes. For the purposes of automating the billing of the surcharge, the OCN number of the originating carrier will be used. OCN numbers of 9000 and above are classified as RBOC; and OCN numbers less than 9000 are classified as "ITC," or Non-RBOC.

        5.1    Payphone Compensation Surcharge.    As a result of regulatory reform, certain government subsidies and other government-imposed charges previously collected through local exchange access usage rates are assessed directly upon inter-exchange carriers on a per-line or per-call basis. The following flat rate charges may apply to Customer's total charges as a result, and Customer agrees to be responsible for paying for such fees.

  (i)
  Qwest will assess on Customer a Payphone Compensation Surcharge of * per payphone originated call successfully completed to Customer's switch/platform, effective December 1, 2001. Although this * charge applies to payphone originated calls completed to Customer's switch/platform effective November 23, 2001. Customer will not be charged a Payphone Compensation Surcharge for the period November 23 through 30, 2001. Payphone Compensation Surcharges will be itemized on the Customer's invoice and are in addition to the Service rates described in Rate Exhibit C2 or other applicable rate exhibit. Customer agrees to pay the assessed Payphone Compensation Surcharges and acknowledges that invoices reflecting Payphone Compensation Surcharges shall continue to be paid as required by the

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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    Agreement, with no deduction or withholding for such surcharges. Although Customer must pay the Payphone Compensation Surcharge on a timely basis, Customer may be entitled to a Credit to its account upon completion of the Payphone Compensation Surcharge Reconciliation Process, which is set forth in subsections (ii) through (vi) below.

  (ii)
  Subject to Customer's compliance with subsections (iv) and (v) below, Qwest shall, within sixty (60) days of timely receipt of Customer's Call-Completion Records (as defined below), credit Customer's account for those payphone-originated calls, if any, that were not completed to the called party (the "Credit"). Failure to submit Call-Completion Records within the required time frames constitutes an agreement by Customer that all calls for the applicable Billing Cycle that were delivered to Customer's switch/platform were completed to the called party. Customer understands and agrees that if it does not submit to Qwest Customer's Call-Completion Records as required by subsections (iv) and (v) below, Customer forever releases and waives any right to claim from Qwest a Credit or other refund relating to Payphone Compensation Surcharges assessed as against Customer for toll-free calls originated during the applicable Billing Cycle(s) (as defined below).

  (iii)
  In order for Qwest to calculate the Credit, Customer shall, pursuant to subsections (iv) and (v) below, provide to Qwest accurate Call-Completion Records for each Billing cycle. The Call-Completion Records shall include the information relating to all of Customer's toll-free calls, regardless of whether such calls are payphone or non-payphone originated, for the Billing Cycle (the "Call Completion Records"). The required EMI format for Call-Completion Records is reflected on Attachment A hereto. For purposes of this Amendment, "Billing Cycle" means the dates each month that Customer's Qwest invoice begins and ends.

  (iv)
  Customer shall submit the Call-Completion Records electronically in EMI format to Billing Concepts via electronic mail or FTP no later than the twentieth (20th) calendar day after the final day of the Billing Cycle (the "Records Due Date"). Monthly file transfer instructions are reflected on Attachment B hereto. * The Cut-Off Date for submission of Call-Completion Records shall be forty (40) days after the end of a calendar quarter (the "Cut-Off Date"). Customer's failure to provide the Call-Completion Records to Qwest on or before the Cut-Off Date shall result in Qwest issuing no Credit to the Customer for the applicable Billing Cycle.

  (v)
  Notwithstanding subsection (iv) above, with respect to Customer's toll-free calls originating on or after November 23, 2001, and reflected on invoices received by Customer on or before January 31, 2002 (the "Prior Invoices"), Customer shall submit the Call-Completion Records electronically in EMI format to Billing Concepts via electronic mail or FTP no later than February 25, 2002 (the "February Cut-Off Date"). Customer's failure to provide the Call-Completion Records for Prior Invoices on or before the February Cut-Off Date shall result in Qwest issuing no Credit to the Customer for the Billing Cycles reflected in the Prior Invoices.

  (vi)
  Without limiting or otherwise affecting the indemnification provisions contained in the Agreement or any indemnification provisions contained in this Exhibit C1, Customer shall also indemnify and hold harmless Qwest, its directors, officers, employees, agents, subsidiaries, affiliates, designees and assignees from and against any and all claims, demands, actions, losses, damages, assessments, charges, liabilities, costs, or expenses, including reasonable attorney's fees, which may at any time be suffered or incurred by or be asserted against any or all of them, relating to, arising out of or resulting from Customer's Call-Completion Records.

  (vii)
  Payphone Compensation Surcharges are expressly excluded from the definition of Contributory Charges as contained in the Agreement.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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6.0  LIABILITY.

        6.1  Without limiting the Agreement, Qwest shall not be liable for any act or omission of the Number Administration and Service Center ("NASC"), other Responsible Organizations ("RESP ORGs"), or any other carrier providing a portion of the Service Exhibit C1 Service.

        6.2  Without limiting the Agreement, Qwest shall not be liable for any loss or damage sustained by Customer, its 8XX subscriber or any third party by reason of defects or malfunctions in the hardware or software provided by NASC, or by reason of errors made by NASC in connection with the Service Management System ("SMS")/8XX.

        6.3  Without limiting the Agreement, Qwest shall not be liable for any loss or damage sustained by the Customer, its 8XX subscriber or any third party by reason of defects or malfunctions in any Qwest Service Management System ("LSMS"), Service Control Point ("SCP"), Service Transfer Point ("STP"), or Service Switch Point ("SSP"), or any other facilities, hardware or software not directly under Qwest's control.

        6.4  Without limiting the Agreement, Qwest shall not be liable for any loss of revenue or profit by Customer or its 8XX subscriber or for any loss or damage arising out of this Agreement or out of the use of the SMS/8XX or any of the Services provided under this Agreement by any person, whether arising in contract, tort (including, without limitation, negligence or strict liability) or otherwise and whether or not informed of the possibility of such damages in advance.

7.0  INDEMNIFICATION.

        Without limiting the Agreement, Customer hereby agrees to indemnify, defend and hold harmless Qwest, its Affiliates, and their respective directors, officers, employees and agents against any third party claim, loss or damage arising from the use of 8XX Originating Services offered under the Agreement, involving without limitation, claims for libel, slander, invasion of privacy or infringement of copyright arising from the Customer's or its 8XX subscriber's own communications.

8.0  CARRIER INTEREXCHANGE CODE ("CIC") CONFIDENTIALITY.

        Qwest's CIC map and underlying provider is Qwest's propriety information and Customer agrees to keep such information in the strictest of confidence by Customer. Such information shall not be used or disclosed by Customer except as necessary to carry out the intent of this Agreement.

9.0  CUSTOMER OBLIGATIONS FOR USE OF QWEST CIC INFORMATION.

        Notwithstanding anything herein to the contrary, and provided Customer is not in default of any obligation hereunder. Customer may provide Qwest's CIC map or a portion thereof to a RESP ORG if Customer fully complies with all of the following conditions: (i) Customer shall obtain Qwest's prior explicit written consent in each instance: (ii) no more than one SMS record in which any portion of Qwest's CIC map is referenced shall be created; (iii) Customer shall ensure that the SMS record will be applied by the RESP ORG consistently to all 8XX numbers under its control whenever Qwest has transport responsibility; (iv) Customer shall cause the RESP ORG to notify Qwest of the assignment of the applicable record and Customer shall ensure such record is not implemented without Qwest's approval; (v) Customer shall be ready to accept traffic prior to submitting to Qwest an order to turn up 8XX Service; and (vi) Customer shall be responsible for all costs in connection with updating or changing the applicable SMS record in the event Qwest changes its mapping. Customer shall ensure that the RESP ORG completes such changes within sixty (60) calendar days of Qwest's notification to Customer of any such change.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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10.0   CUSTOMER OBLIGATIONS FOR USE OF ALTERNATE CIC MAP.

        Customer hereby agrees and understands that:

          (i)    Customer shall ensure that no CICs other than the Customer's CICs will be used in conjunction with Qwest's CIC without ten (10) business days prior written notification to Qwest. Qwest reserves the right to not approve of a change to a CIC other than the Customer's or Qwest. Customer understands that it will be responsible for all usage associated with traffic related to an 8XX number that Qwest refused to approve for a CIC change if the call is carried on Qwest's network.

          (ii)  Customer shall not enter into any arrangement with a third party for the provision or carriage of any component of any 8XX traffic transported by Qwest.

          (iii)  Customer shall promptly and accurately perform all Qwest requested changes to its CIC map. Customer shall be responsible for all costs resulting from its failure to comply with this provision.

          (iv)  Qwest provides CIC mapping at the LATA level only.

          (v)  No person or entity other than Customer shall act as RESP ORG or apply Qwest's CIC map for 8XX transport, either acting directly or indirectly, or by assignment or agency from Customer.

          (vi)  Where Customer chooses to select itself for 8XX origination in a particular LATA, Customer must provide complete LATA coverage.

11.0   QWEST AS RESPONSIBLE ORGANIZATION ("RESP ORG").

        If Customer selects Qwest as the Responsible Organization for Customer's Toll Free services, Customer hereby agrees to and understands that:

            (i)  Qwest agrees to act as RESP ORG, to manage and administer Customer's records in the 8XX Service Management System. Qwest's responsibilities shall be limited to coordinating data entry, record change, trouble acceptance, referral and/or clearance. As RESP ORG, Qwest will also provide coordination to provision, maintain, and test 8XX Data Base ("DB") service between various entities, such as: Local Exchange Carriers ("LECs"), Interexchange Carriers ("IXCs"), Number Administration and Service Center ("NASC"), and the Service Management System ("SMS").

          (ii)  Qwest will provide Customer with a contact number for referrals of 8XX troubles on a twenty-four (24) hour a day, seven (7) days a week basis. Qwest will make reasonable efforts to resolve troubles by sectionalizing trouble to determine if the reported trouble is in its translations or facilities or in another provider's service. If necessary, Qwest will test cooperatively with other providers to further identify and address a trouble when it has been sectionalized to another provider's service. Qwest will keep Customer advised as to the status of trouble clearance. Qwest's responsibilities shall be limited to make a good faith effort to identify and coordinate trouble resolution.

          (iii)  As RESP ORG, Qwest is limited in the number of 8XX number reservations it can hold; therefore, reservations will be available on a first come first serve basis. * Reservations cannot be held for more than forty-five (45) calendar days. At the end of the reservation period the 8XX number will be returned to the pool of numbers available for general assignment.

          (iv)  For Qwest to properly fulfill its obligation as RESP ORG, Customer shall make available to Qwest an 8XX number and personnel, on a twenty-four (24) hour a day, seven (7) day a week

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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  basis, for trouble reporting and resolution. The Customer further agrees that it shall make its best effort to assist Qwest in the resolution of any End User dispute.

12.0   CUSTOMER AND QWEST OBLIGATIONS WHERE QWEST PROVIDES RESPORG SERVICES.

        Customer hereby agrees that Qwest shall be Customer's sole provider of Carrier 8XX Service for all 8XX numbers for which Qwest is providing transport and/or Responsible Organization Services ("ROS"), as such Services are described herein, during the term hereof. Qwest agrees that Customer may, at its sole discretion, designed itself as the 8XX carrier in selected LATAs. Customer's designation is only applicable when used in conjunction with Qwest 8XX ROS and transport and customer provides one hundred percent (100%) coverage in the LATA(s). Qwest will not provide ROS for 8XX numbers transported by other Common Carriers ("OCCs"), except as indicated in the preceding sentence. Qwest shall provide ROS as described herein consistent with the Guildelines for 8XX Database, subject to the understanding that those ROS and the terms and conditions of those services may be modified by Qwest as a result of changes in said Guidelines, governmental action or acts of third parties including but not limited to changes in LEC tariffs that relate to ROS.

13.0   POINT(S) OF MEET.

        Customer agrees that it is responsible for all access and related costs of dedicated facilities to connect to Qwest's nearest applicable meet point. Meetpoints available include the Qwest's DMS250 switch sites. In addition to Qwest's switch sites, Customer may meet Qwest at each Qwest-owned voice POP site available at the time of Customer's request, subject to capacity at that site and to Qwest's agreement.

14.0   DISCOUNTS.

OPTION A DISCOUNT PLAN

        Standard Revenue Discounts.    During each monthly billing period of the Term, Customer shall be eligible to receive one of the standard discounts set forth in the Standard Revenue Discount Schedule below, based upon Customer's total Contributory Charges invoiced under the Agreement (and any other eligible separate Qwest Wholesale Services Agreement) during that month for Contributory Services. The applicable monthly discount will be applied against Customer's domestic interstate Qwest Express 8XX Originating Service usage. Other than the Minimum Facility Utilization requirement set forth below, no revenue commitment is required under Option A to receive these eligible discounts.

Standard Revenue Discount Schedule

        *

OPTION B DISCOUNT PLAN

        Committed Revenue Discounts.    During each monthly billing period of the Initial Term, Customer shall receive a * discount. This discount will be applied against Customer's domestic interstate Qwest Express 8XX Originating Service usage. At the expiration of the Initial Term, this Service Exhibit C1 shall continue on a month-to-month basis at standard revenue discounts (Option A) unless and until terminated by either Party on thirty (30) calendar days prior written notice.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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15.0   MINIMUM FACILITY USAGE REQUIREMENT

        Following a one time ramp up period of the first three billing months after the Effective Date (the "Ramp Up Period"), Customer must meet the following minimum monthly requirement per DS-1 or the equivalent thereof (the "Circuits"): * minutes of usage averaged among all Circuits used by Customer for Blended or RBOC/ITC terminating or 8XX originating Service provisioned by Qwest under the Agreement (the "Minimum Facility Utilization"). If Customer fails to meet or exceed the Minimum Facility Utilization in any monthly billing period after the Ramp Up Period, Qwest reserves the right to either: (i) charge Customer an underutilization fee equal to * for each Circuit that was under the Minimum Facility Utilization; or (ii) terminate the underutilized Circuit.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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ATTACHMENT A

File Format for Submitting Call Completion Files

        All call completion files submitted to Billing Concepts (BIC) should be submitted in the format described below.

Field No.	Field Name	Start Position	Field Length	Field Description
Header Record (one for each file of completed calls)
1	RecordID	1	6	Type "RH" and 4 blank spaces in this field
2	Date Created	7	6	Yymmdd
3	Last Day of Billing Cycle	9	6	Yymmdd
4	Reseller ID	15	20	Your 8-digit Qwest Account #
5	Email Address	35	80	Email address for receipt & processing verification
Detail Record (one for each call record)
6	Record ID		6	Type "RD" and 4 blank spaces in this field
7	Call Date		6	Yymmdd
8	Filler 1		2	Filler
9	ANI		10	Payphone ANI
10	Filler 2		5	Filler
11	Access Code/Number		10	'XXX' of a 1010XXX access code or the actual 8XX/9XX access number
12	Filler 3		15	Filler
13	Connect Time		6	hhmmss (The time the connection was initiated.)
14	Reported Time		6	Length of the call in seconds
15	Filler 4		15	Filler
16	DAC Payment Field		1	Type a zero "0" in this field.
17	Filler 5		71	Filler
	Info Dig		2	Info Digit (i.e. 07)
	Reseller ID		20	Your 8-digit Qwest Account #
Trailer Record (one for each file of completed calls)
18	Record ID		6	Type "RT" and 4 blank spaces in this field
19	Date Created		6	Yymmdd
20	Reseller ID		20	Your 8-digit Qwest Account #
21	Detail Record Count		8	Count of detail records

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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ATTACHMENT B

Instruction for submitting you monthly call completion files

        Customers has the option to submit files to Billing Concepts (BIC) by email or File Transfer Protocol (FTP). See instruction below:

By email:

  •
  Send the file as an email attachment to Qwest.trueup@billingconcepts.com

  •
  If the file is very large zip the file then send as an email attachment to the above address.

  •
  If you email file size is bigger than 5mb you will need to use the FTP process described below

  •
  After the file is received by BIC you will receive an email verifying the receipt of your file. If you do not receive an email within 2 business days, please contact Philip Wilson at 210-949-7209 or send an email to phillip.wilson@billingconcepts.com

By FTP:

  •
  An FTP directory and password will be assigned to Customer. To sign up to send files via FTP contact Philip Wilson using the contact information above.

  •
  BIC will then send you instructions on how to access the directory, give the directory name and password.

  •
  After the file is received by BIC you will receive an email verifying the receipt of your file. If you do not receive an email within 2 business days, please contact Philip Wilson using the contact information above.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Exhibit C2

Express Blended Facility-Based Carrier Domestic Toll Free Origination

* 4 pages

*    CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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SERVICE EXHIBIT D1
REQWEST SWITCHLESS RESELLER SERVICE DESCRIPTION
WHOLESALE SERVICES AGREEMENT

1.0  DISCOUNT OPTIONS.

        Customer has selected the following discount option:

N/A	Option A: Standard Revenue Discount Option; or
XX	Option B: Committed Revenue Discount Option

2.0  SERVICE PROVISIONING AND RATES.

        Qwest agrees to provide the ReQwest Switchless Reseller Services set forth in this Service Exhibit, in accordance with the Agreement and subject to the terms and conditions set forth in this Service Exhibit. Federal law prohibits Qwest from providing the Services set forth in this Exhibit in Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington, and Wyoming (i.e., voice and data services that originate in such states, private line with one end point in those states, or toll free service that terminates in such states) until Qwest has obtained authorization to provide such services in those states.

        Domestic interstate rates are per state and are for domestic, nation-wide calling. The applicable continental U.S. interstate rate is determined based upon the originating state of an outbound call or based upon the terminating state of a toll-free inbound call. Domestic intrastate rates are per state and are for state wide termination within the same state. Domestic rates set forth in Rate Exhibit D2 are shown in terms of full minutes and are billed in * increments. All domestic rates and charges are subject to change upon thirty (30) calendar days written notice to Customer.

        International termination rates are per country and are for country-code wide termination. International termination rates set forth in Rate Exhibit D2, with the exception of Mexican rates, are shown in terms of a rate per minute and are billed in * increments, with an initial * increment. Mexican calls are billed in * increments. International rates and charges, including Mexican and Canadian, are subject to change upon five (5) calendar days notice. Service availability is subject to the availability of facilities to and in the particular countries.

        Directory Assistance calls are billed on a per-call basis. International Toll Free Service ("ITFS") and Universal International Freephone Number ("UIFN") rates are shown in terms of a rate per minute and are billed in * increments, with an initial * increment. All ITFS and UIFN calls must originate from points outside of the United States. Calling Card rate billing increments vary by originating and terminating points of the call. Calling Card rates are set forth in Rate Exhibit D2.

        The rates set forth in Rate Exhibit D2 are before discount. Discounts, if any, are set forth in Section 23.

        Qwest reserves the right to charge all short duration calls (*) a minimum of * per answered call if Qwest determines that Customer has excessive quantities (*) of such short duration calls.

        Qwest will provide reasonable amounts of training at Qwest's premises and at times agreed to by Qwest for the Customer on the proper procedures and documentation required for all Service Exhibit D1 Services provisioning necessary for the Customer's use of the Service Exhibit D1 Services.

        Rate decreases, if any, in Qwest's sole discretion, shall be effective immediately upon written notification to Customer or upon an effective date set forth by Qwest in such notification. All rates are subject to change immediately, with no prior notice to Customer, in the event there are mandated surcharges imposed by a federal, state or governmental agency. Further, in the event of Regulatory

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Activity, Qwest reserves the right, at any time upon written notice, to: (i) pass through to Customer all, or a portion of, any charges or surcharges directly or indirectly related to such Regulatory Activity; or (ii) modify the rates, including any rate guarantees, and/or other terms and conditions contained in the Agreement to reflect the impact of such Regulatory Activity. Qwest may adjust its rates or charges, or impose additional rates and charges, in order to recover amounts it may be required by governmental or quasi-governmental authorities to collect from or pay to others to support statutory or regulatory programs during the course of the Agreement.

3.0  ADDITIONAL TERMINATION RIGHTS.

        3.1    Discount Option A Additional Termination Rights.    If Customer has selected Discount Option A, then in addition to the termination rights set forth in the Agreement, Customer may terminate this Service Exhibit D1 without liability (other than for charges accrued but unpaid as of the termination date) upon thirty (30) calendar days prior written notice.

        3.2    Discount Option B Additional Termination Rights.    If Customer has selected Discount Option B, then in addition to the termination rights set forth in the Agreement; Customer may terminate this Service Exhibit D1 without liability (other than for charges accrued but unpaid as of the termination date) upon thirty (30) calendar days prior written notice if:

          (i)    Customer has: (x) satisfied the Revenue Commitment in full; and (y) met more than half of its Initial Term requirement;

          (ii)  the Services provisioned under this Service Exhibit D1 are the subject of service outages or interruptions accumulating one hundred twenty (120) hours or more over any period of one hundred eighty (180) consecutive calendar days; or

          (iii)  Qwest materially and adversely changes the Services applicable to this Service Exhibit D1; provided that written notice of such termination is delivered to Qwest within thirty (30) calendar days of the effective date of such material adverse change. If Customer does not deliver such notice to Qwest within the specified period, Customer will be deemed to have waived its right to terminate this Service Exhibit D1.

4.0  RBOC-ITC SURCHARGE

        The rates agreed to by Qwest under this Service Exhibit D1 are based upon the condition that Customer will originate at least 85% of Customer's total domestic usage of the Service Exhibit D1 Service in a tandem owned and operated by a Regional Bell Operating Company ("RBOC") and subject to such RBOC's tariffed access charges. Qwest will apply a surcharge of * per minute of use to the number of minutes by which Customer's Non-RBOC originations exceed * of Customer's total usage of the Service Exhibit D1 Services. For the purposes of automating the billing of the surcharge, the OCN number of the originating ANI will be used. OCN numbers of 9000 and above are classified as "RBOC" and OCN numbers less than 9000 are classified as "ITC," or Non-RBOC.

5.0  ROUNDING.

        Currently, the ReQwest Switchless Reseller Service utilizes "bulk rounding." For the purposes of this Service Exhibit D1, bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until * is accrued. When this has occurred, the cent is applied to the next call. In addition, the ReQwest Switches Reseller Service employs whole call rounding, which means that all calls are rounded only once, as opposed to once for each element (e.g., initial and incremental).

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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6.0  SWITCHED SERVICES PROVISIONING.

        If necessary to provision the Qwest Service Exhibit D1 Services to Customer, Qwest will install properly provided orders of Customer into the Qwest billing system. Such installation shall be within a reasonable time, in accordance with Qwest's standard policies and procedures, and after receipt of such order in an accurate manner by Qwest from Customer. Such installation may be by direct data transfer from Customer into the Qwest system or may be by manual installation. In the normal course of its business, Qwest will notify the Local Exchange Carrier ("LEC") of all ANI orders that have been installed into the Qwest billing system. No orders may be added to Qwest's billing system without a PIC request to the LEC. Qwest will assume no responsibility for the maintenance or tracking of ANIs or requests that do not include a PIC request.

        The customer understands and agrees that the successful activation of orders in Qwest's billing and provisioning systems is contingent upon the completeness and accuracy of the information provided to Qwest with these orders. If this information is not complete or accurate, the order will be returned to Customer for correction and resubmission to Qwest. If the records of the LEC and those supplied to Qwest by Customer do not coincide in every respect, the LEC may reject the order installation from Qwest. In such event, the request will be returned to Qwest for correction and resubmission. If the End User has converted to Qwest service by the LEC for another reason, the End User will be billed by the LEC for any use of Qwest telecommunications services, the End User will receive Qwest Service at Qwest standard program rates, and Qwest will receive all such revenue from any use of the Qwest Services.

        As Customer performs its own End User order entry into Qwest's billing system (the "Order Entry"), Customer acknowledges that Qwest may audit, at any time, Customer's ANIs present in Qwest's billing system to verify the accurate billing of the Service Exhibit D1 Services provided to Customer based upon such Order Entry. Customer agrees that it shall be responsible for all charges for Service Exhibit D1 Services usage that result from Customer's Order Entry, even if not correctly entered. Customer further acknowledges and agrees that Qwest is entitled to correct any incorrect billing resulting from Customer's incorrect Order Entry and, notwithstanding anything to the contrary in the Agreement limiting Qwest's right to backbill any amounts, to bill Customer for any amounts that were not billed due to Customer's Order Entry error ("Backbill"). Customer agrees to pay any such Backbill amounts. Customer agrees that Qwest shall be entitled to correct any Customer Order Entry Qwest has found to be incorrect and shall notify Customer of any such corrections.

        If the LEC, for whatever reason, has not designated Qwest as each End User's PIC, the End User will be billed in accordance with the records of the LEC. Each Party will use reasonable efforts to notify the other Party of any rejection of order installation by the LEC. Customer is responsible for determining the correct information for reinstallation of the order. Customer understands that Qwest shall have no liability for any acts or omissions of LECs, including the making or failure to make PIC changes.

        Orders for installation, change, block, and disconnection are to be transmitted to Qwest via a file format, determined and managed by Qwest, or via Remote Control's interactive order entry system or Qwest's then existing system. Qwest makes no guarantee to Customer of the existence of any particular provisioning, order or management system. If Customer elects to utilize certain interactive order systems then available by Qwest, Customer may be required to execute other agreements, including without limitation, software license agreements, related to the use of such systems. Included in these orders must be all information necessary to properly load the order into Qwest's billing system and to provision the order with a third party, such as the LEC.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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7.0  PIC AUTHORIZATIONS.

        Customer shall obtain a signed or verbal PIC authorization with true third party verification in accordance with then applicable and existing state and FCC guidelines for each ANI ordered by Customer. Upon an oral or written request by Qwest, Customer shall immediately produce a copy of the written or verbal authorization. Qwest reserves the right not to process or turn up ANIs until Customer has produced appropriate written or verbal authorizations requested by Qwest. If Customer does not comply with the request for PIC authorizations, Qwest reserves the right not to accept additional ANIs until Customer complies. If Customer elects to provide only direct dial (or so-called "1+") services, and Qwest will act as the interexchange carrier ("IXC") for operator-assisted (or so-called "0+") traffic generated by Customer's End Users, Customer acknowledges that Qwest shall be the primary carrier for 0+ operator assisted intraLATA and interLATA long distance services. Customer agrees to inform its End Users of the foregoing.

        In the event a LEC or any regulatory entity rejects an ANI and assesses Qwest any charge, fine, forfeiture, or fee for improper or inadequate PIC authorizations relating to Customer's service, Customer shall promply reimburse Qwest for all such charges. Qwest agrees to pass through at cost any such charge, fine, forfeiture, or fee for improper or inadequate PIC authorizations imposed by the LEC or any regulatory agency relating to Customer's Service without additional administrative markup (the "Improper PIC Fee"). If, however, fifteen percent (15%) or more of the total ANIs in any individual batch of submitted ANIs are rejected, a Qwest management fee of twenty-five dollars ($25.00) per ANI improperly ordered by Customer (the "Improper PIC Administration Fee") will be assessed in addition to the Improper PIC Fee.

        Upon the request of Qwest, Customer shall promply provide to Qwest or the LEC, at Customer's expense, any documentation required by the LEC regarding PIC selections or authorizations from Customer's End Users. In addition, Customer shall promptly and in good faith cooperate with Qwest and all LECs in investigating and attempting to resolve all PIC selection and authorization disputes.

8.0  CANCELLATION, BLOCKING, AND DISCONNECTION OF SERVICE.

        Without affecting Customer's minimum usage, Revenue Commitment or other obligations herein, Customer may cancel, disconnect, or terminate a portion of the Service Exhibit D1 Services when Customer's End User has provided a new PIC authorization to another carrier. Customer shall be financially responsible for Service Exhibit D1 Service provided under this Service Exhibit until such time that the new PIC change is implemented.

9.0  TOLL FREE SERVICES PORTABILITY.

        Qwest will provide domestic toll free inbound services to End Users desiring to keep their then current toll free number provided that the End User signs a Letter of Agency designating Qwest as the Responsible Organization for the toll free number. Qwest will provide international toll free inbound service to End Users desiring to keep their then current toll free number provided that the End User signs a Letter of Agency designating Qwest as the Responsible Organization for the ITFS number and the country of origination is willing to port the existing originating number from the current carrier to Qwest. Exhibit D2 contains a list of countries that are willing to port ITFS numbers.

10.0   INTERNATIONAL TOLL FREE SERVICE (ITFS) AND UNIVERSAL INTERNATIONAL FREEPHONE NUMBER (UIFN).

        Subject to the local PTT or other public or private agency assigning Customer an international toll-free number, Qwest will connect facilities to route international telecommunications traffic (IDDD type, but excluding intra-country calling) and will provision to provide service from various origination

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4

points of the world as specified in Exhibit D2. The ITFS Service will be a direct dial toll-free service originating from points beyond the United States.

        UIFN is an option of ITFS, which enables an ITFS customer to be allocated a unique toll-free number, which may be accessed from multiple countries. The same number may be used from countries providing UIFN and from those countries with which Qwest has an express agreement for UIFN. The UIFN format is as follows: + 800 XXXXXXXX, where "+" indicates the International Access Code, "800" indicates the three digit country code for a global service application and "X" indicates the eight digit Global Subscriber Number. Since 800 as the country code is an integral part of the number, all calls must be dialed as international calls.

        ITFS and UIFN calls are not considered to be contributory towards nor in receipt of the discount.

11.0   PICC, PAYPHONE COMPENSATION, AND OTHER REGULATORY REFORM RELATED SURCHARGES.

        As a result of regulatory reform, certain government subsidies and other government-imposed charges previously collected through local exchange access usage rates are assessed directly upon interexchange carriers on a per-line or per-call basis. The following flat rate charges may apply to Customer's total charges as a result, and Customer agrees to be responsible for paying for such fees. These charges will be itemized on the Customer's bill and are in addition to the Service rates described in Rate Exhibit D2.

          (i)    Payphone Compensation Surcharge:    * per payphone originated, completed call will be assessed; and

          (ii)    PICC (Primary Interexchange Carrier Charge):    A fee per line presubscribed to Qwest that may vary as follows, depending upon line type. These charges are subject to change.

Residential:	Business:
Primary Residential Line *	Single Line Business *
Each Subsequent Residential Line *	Multi-Line Business * (per Business Line)

12.0   OTHER ANCILLARY FEES.

Monthly Electronic Billing Call Detail Delivery per disk/tape/CD ROM (in your choice of media including Magnetic Tape, CD ROM, or Diskette)	*
PIC Processing Charge *	*
Electronic Provisioning	*
8XX SMS Number Storage Charge per active number	*

*
Excluding the improper PIC Fee

13.0   TOLL FREE DIRECTORY ASSISTANCE LISTING.

        At the Customer's written request. Qwest will provide a Toll Free Service Directory Assistance listing in the national database. Customer understands that this Service is ultimately provided by a third

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5

party, and subject to the policies and procedures set forth by this third party. The charges for this service are as follows:

Normal Set-Up Fee:	*
Three Day Expedite Set-Up Fee:	*
Change or Cancel Fee:	*
Monthly Recurring Charge:	*

14.0   PROJECT ACCOUNT CODES (PAC).

        Qwest will provide Project Account Codes for use with outbound and toll free inbound services to Customer at the following rates:

Outbound PAC (charges are per account):
Non-Verified PAC set up:	*
Verified PAC set up:	*
Non-Verified PAC Monthly Recurring Charges:	*
Verified PAC Monthly Recurring Charges:	*
Toll Free PAC (charges are per toll free number):
Non-Verified PAC set up:	*
Verified PAC set up:	*
Non-Verified PAC Monthly Recurring Charges:	*
Verified PAC Monthly Recurring Charges:	*

        Customer agrees to be responsible for such charges and that such charges shall be due upon receipt in accordance with the payment terms and conditions under the Agreement.

15.0   CARRIER INTEREXCHANGE CODE ("CIC") CONFIDENTIALITY.

        Quests CIC map and underlying provider is Qwest's property information and Customer agrees to keep such information in the strictest of confidence by Customer. Such information shall not be used or disclosed by Customer except as necessary to carry out the intent of this Agreement.

16.0   CUSTOMER OBLIGATIONS FOR USE OF QWEST CIC INFORMATION

        Notwithstanding anything herein to the contrary, and provided Customer is not in default of any obligation hereunder, Customer may provide Qwest's CIC map or a portion thereof to a RESP ORG if, Customer fully complies with all of the following conditions: (i) Customer shall obtain Qwest's prior explicit written consent in each instance (ii) no more than one SMS record in which any portion of Qwest's CIC map is referenced shall be created; (iii) Customer shall ensure that the SMS record will be applied by the RESP ORG consistently to all 8XX numbers under its control whenever Qwest has transport responsibility; (iv) Customer shall cause the RESP ORG to notify Qwest of the assignment of the applicable record and Customer shall ensure such record is not implemented without Qwest's approval; (v) Customer shall be ready to accept traffic prior to submitting to Qwest an order to turn up 8XX Service; and (vi) Customer shall be responsible for all costs in connection with updating or changing the applicable SMS record in the event Qwest changes its mapping. Customer shall ensure that the RESP ORG completes such changes within sixty (60) calendar days of Qwest's notification to Customer of any such change.

17.0   CUSTOMER OBLIGATIONS FOR USE OF ALTERNATE CIC MAP.

        Customer hereby agrees and understands that:

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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          (i)    Customer shall ensure that no CICs other than the Customer's CICs will be used in conjunction with Qwest's CIC without ten (10) business days prior written notification to Qwest. Qwest reserves the right to not approve of a change to a CIC other than the Customer's or Qwest. Customer understands that it will be responsible for all usage associated with traffic related to an 8XX number that Qwest refused to approve for a CIC change if the call is carried on Qwest's network.

          (ii)  Customer shall not enter into any arrangement with a third party for the provision or carriage of any component of any 8XX traffic transported by Qwest.

          (iii)  Customer shall promptly and accurately perform all Qwest requested changes to its CIC map, Customer shall be responsible for all costs resulting from its failure to comply with this provision.

          (iv)  Qwest provides CIC mapping at the LATA level only.

          (v)  No person or entity other than Customer shall act as RESP ORG or apply Qwest's CIC map for 8XX transport, either acting directly or indirectly, or by assignment or agency from Customer.

          (vi)  Where Customer chooses to select itself for 8XX origination in a particular LATA, Customer must provide complete LATA coverage.

18.0   CALLING CARD SERVICES.

        Qwest Reseller Calling Card Service offers domestic-to-domestic; domestic-to-international origination calling card service from certain countries with the use of a fourteen digit authorization code, consisting of 10 digits plus a 4 digit PIN. Customer shall request the provision, and Qwest shall provide, the Reseller Calling Card Service, through and in accordance with the completion and submission of Qwest's Calling Card Order Form and order procedures in effect, as may be changed from time to time.

        Qwest's Calling Card Service offers two options with respect to the branding of the platform: (i) Generic Calling Card Option; and (ii) Private-Labeled Calling Card Option. The Generic Calling Card service option allows the Customer to utilize the existing Wholesale generic platform access number. This option offers no branding on the platform or in the branding of Operator Services calls. The Wholesale customer is responsible for handling his own customer service calls. If the call is assisted by an operator, the operator will direct the end user to dial the customer service number of the Customer. The Private Label Calling Card service option offers branding in Customer's name for the greeting and closing platform scripts; the request of a Toll Free access number to the platform; branding of the Operator Services greeting in Customer's name; and routing of customer service calls to Customer's own customer service center. The Private Label Calling Card service option also allows Customer the ability to request a Toll Free access number to the platform with unbranded platform and Operator Services greeting and closings. For both Calling Card Service options, Customer is responsible for all calling card production, fulfillment, billing, collections, tariffing, and fraudulent use.

19.0   CUSTOMIZED GREETING AND CLOSING MESSAGES WITH PRIVATE-LABELED CALLING CARD SERVICES.

        With the Private-Labeled Calling Card, the Customer will provide to Qwest a requested branded message for platform greeting and closing. These branded messages must be sent to Qwest's Account Management group on a diskette containing the two pre-recorded customized .wav files. The .wav files must meet the following specifications: (i) 22,500 Hz, 16-bit Mono; (ii) greeting and closing message should be saved as two different files; (iii) submitted to Qwest on a 3.5" diskette; (iv) leading and trailing noise must be removed; and (v) one (1) second of silence is required in front of the message

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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and one (1) second of silence after the message is required to allow for message queuing on the 8XX recording. Qwest reserves the right to approve or reject Customer greeting and closing messages that are to be placed on the platform.

20.0 CUSTOMER SERVICE CALL ROUTING WITH PRIVATE-LABELED CALLING CARD SERVICES.

        With the Private-Labeled Calling Card, Qwest will provide customer service routing to the Customer's customer service line for calls originating in the continental United States; assuming that Qwest is the RespOrg for the customer service number. The Customer will be required to provide Qwest with the customer service routing number on the Calling Card Order Form. Three consecutive mistakes in number dialing will cause calls to be forwarded to Customer's Customer Service.

21.0   OPERATOR SERVICES BRANDING WITH PRIVATE-LABELED CALLING CARD SERVICES.

        With the Private-Labeled Calling Card, Customers may elect to customize its operator services greeting for domestic-originated calling. Greeting content should be provided by the customer by filling out the appropriate section in the Calling Card Order Form. Qwest reserves the right to approve or reject these greetings prior to submission or use. Dialing "0" or 15 seconds of dialing unresponsiveness by the card user will cause a call to be forwarded to Qwest Operator Services for the fees as described below in this Service Exhibit.

22.0   CALLING CARD SERVICE CHARGES.

        22.1    Calling Card Service Nonrecurring Charges.    The Customer will pay a platform implementation fee of * per Access Number associated with the Private Labeled Calling Card option to Qwest in accordance with the agreed-upon payment terms and conditions set forth in the Agreement and the Calling Card Order Form. This charge shall be credited to each Access Number that exceeds * in usage charges after Qwest has collected payment from Customer for such charges.

        Customer shall pay to Qwest a nonrefundable service fee of * for each Customer-initiated scripting, greeting or routing change per Access Number after Qwest's initial set-up of the Customer Calling Card platform.

        22.2    Calling Card Operator Services Surcharge.    A * per call surcharge will be applied to any call that is forwarded to Qwest Operator Services from the calling card platform for all calls originating in the continental United States. This charge will be assessed in addition to metered usage charges incurred by the call.

23.0   CALLING CARD FULFILLMENT SERVICE.

        23.1    Calling Card And Fulfillment Services—General.    For both the Generic and Private Label Calling Card Fulfillment Services options, Qwest will require camera-ready artwork from the Customer for the purposes of designing and printing the Calling Card plastic and other necessary pieces. Calling cards will be printed and fulfilled by Qwest only for successfully provisioned authorization codes. This means that if a Calling Card is rejected in Qwest's provisioning or billing system for any reason, no Calling Card will be printed with such code, and the Customer will not be charged for any plastic fulfillment associated with this order.

        In order to meet specified delivery intervals, Qwest must receive a correctly formatted file of orders from the Customer by 3:00 p.m. EST on a business day (and not on a Qwest holiday). Set-up lead-time required by Qwest after acceptance of the Card Fulfillment solution by Customer will be four to five weeks after approval of Calling Card image proof and receipt by Qwest from Customer of all required information.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        Customer agrees to provide six (6) month estimated quantities of Calling Card production (the "Quantity"). Qwest will be entitled to pre-print materials including Calling Card plastic units, dialing guides, envelopes and carriers based upon such estimates, in order to be able to provision the Calling Card and Fulfillment Services on a timely basis for Customer. Qwest shall be entitled to charge Customer for the costs of production of unused pre-printed materials and their disposal if Customer does not use this Quantity by the end of such six month period or at the termination of the Services hereunder, or decides to change the artwork for such Calling Cards. Customer agrees to pay for such amounts in accordance with the payment provisions of the Agreement.

        The Calling Card Services are provided subject to continued availability of access lines and features in any of the Territory. As with all other Services under the Agreement, customer shall be responsible for all fraudulent or uncollectable usage of the Calling Cards by End Users or other third parties. Customer acknowledges that once Qwest provisions the Calling Cards and ships them to Customer, such Calling Cards shall be activated. Customer shall be responsible for all usage, including fraudulent usage, of such Calling Cards, once placed in the U.S. mail stream by Qwest. Customer shall be responsible for terminating Services to any particular Calling Card through the use of Remote ControlSM.

        23.2    Generic Card Fulfillment Services.    Generic Card Fulfillment Services include the printing of the generic Wholesale plastic calling card (the "Calling Card(s)") with Customer's logo in lower right hand corner of card; printing of a generic wholesale dialing guide to provide convenient Calling Card instructions to the End User, and printing of a generic wholesale card carrier. The plastic cards will carry the generic Wholesale image and Qwest will print the 14-digit authorization code and the End User's name, as given to Qwest by Customer, on the card. Customer will have the option to customize the card carrier in black text with Customer's name, its customer service number and its web site address.

        The Calling Card kits can be shipped either to Customer in groups, as the Customer orders them from Qwest or directly to the End User. If Qwest is mailing the Calling Card kits to Customer, Qwest will ship the requested kits via First Class U.S. Mail within two (2) business days of Qwest's receipt of a valid order from Customer and Customer will be responsible for sending the packages to its End Users. If Qwest is mailing the Calling Card kits to the End Users, Customer should allow three (3) to seven (7) business days for first-class Mail service but Qwest does not guarantee to Customer any delivery times.

        Basic Card Fulfillment will be fulfilled by Qwest using standard Qwest batch provisioning procedures, including Remote ControlSM, and the standard GBUS file format used by the Customer today in the normal course of its utilization of Qwest's Switchless Reseller Services. In addition to the standard information required from a customer for standard Calling Card Services, Qwest will require from Customer the Calling Card End User name and card stock indicator, for printing purposes.

        23.3    Private Label Card Fulfillment Services.    Private Label Card Fulfillment Services include plastic printing with custom artwork prepared by Customer, custom dialing guide printing, custom paper carrier printing, custom envelope printing and first-class postage for the Calling Card kits shipment in the United States to End Users (if shipment is required outside of the United States, additional charges will be required of the Customer). Qwest will print the 14-digit authorization code and the End User's name, as given to Qwest by Customer, on the card. Within three days of receiving a valid order, Qwest will ship the requested Calling Card with dialing guide and paper carrier via first-class U.S. mail service to the End User. Customer should allow three to seven business days for first-class mail service to the End User but Qwest does not guarantee to Customer any delivery times.

        Private Label Card Fulfillment Customers also have the option of having a plastic card printed with their custom artwork; printing of a generic Wholesale dialing guide to provide convenient Calling Card instructions to the End User; and printing of a generic Wholesale card carrier. Private Label card

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

9

Fulfillment Services will be provided in accordance with new Calling Card provisioning procedures. Among these procedures, Qwest will provide Customer with a file format that must be used properly in submitting Calling Card orders to Qwest. Included in this file, Customer must provide the Calling Card end User name, address, card stock indicator, and other fulfillment information. Qwest will not be held responsible or liable for unsuccessful Calling Card delivery if Qwest mails the Calling Card to the name and address specified by the Customer. In such cases, Customer shall be responsible for paying for the per Calling Card unit fee as hereinafter described.

        23.4    Calling Card Fulfillment Charges.    Exhibit D2 gives the per unit charges for generic card fulfillment. Pricing for Private Label Card Fulfillment is quoted on a case by case basis after Customer submits its custom artwork and kit order quantity to Qwest. The following non-recurring charges will be required for the provision of the Calling Card Fulfillment Services:

        *

        These are one-time Set-Up Charges for each Calling Card format set up. If Customer changes its design or Calling Card format for an additional or different End User or market sector (for example with different art work on card, etc.), an additional Set-Up Charge would be required.

        The charges listed above for calling card fulfillment services will appear on the Customer's invoice as a non-recurring charge that will vary from month to month depending upon the quantity of Calling Cards fulfilled.

24.0   ANI-BASED ROUTING.

        Customer may elect that certain types of calls be routed back to Customer's facilities via a dedicated circuit. For example, Customer may designate that all or only certain calls (e.g., only directory assistance, operator assistance, or international calls; etc.) be routed back to Customer's facilities. Qwest will originate calls on behalf of Customer via its feature group D network and hand the calls back, via a dedicated circuit, to the Customer for termination based upon the Qwest ANI. Customer must designate the call's back, via dedicated circuit, to the Customer for termination based upon the Qwest ANI. Customer must designate the specific call types in the Qwest order form prior to ANI deployment. Qwest's ability to perform ANI-based routing is dependent on the ability of the LLC to properly process CDRs with certain information necessary in order to route the calls back to the Customer's facilities. All calls that are routed back to Customer based upon this ANI-based routing feature will be billed in accordance with Rate Exhibit D3. All calls which Qwest is unable to route back to Customer (e.g., the CDRs do not contain specific information to route back to Customer facilities, and thus the calls must remain on the Qwest network) will be billed in accordance with Rate Exhibit D2.

25.0   INSTALLATION AND MONTHLY CHARGES FOR DEDICATED ACCESS SERVICES.

        Installation and monthly charges associated with dedicated access services will be billed to Customer, and Customer agrees to pay such charges in accordance with the payment terms and conditions under the agreement. These charges include those associate with local loops, CSU/DSU, channel card, F1 centrex cards and any other equipment or services provided by Qwest in order to install, test and maintain dedicated access lines. Monthly recurring changes will be those standard rates unless otherwise negotiated by Qwest and Customer. Installation charges will be on an individual case basis.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

10

26.0   DISCOUNTS.

OPTION A DISCOUNT PLAN

        Standard Revenue Discounts.    During each monthly billing period of the Term, Customer shall be eligible to receive one of the standard discounts set forth in the Standard Revenue Discount Schedule below, based upon Customer's total Contributory Charges invoiced under the Agreement (and any other eligible separate Qwest Wholesale Services Agreement) during that month for Contributory Services. The applicable monthly discount will be applied against customer's domestic interstate ReQwest Switchless Reseller Service usage. Other than the Product Minimum usage requirement set forth below, no revenue commitment is required under Option A to receive these eligible discounts.

Standard Revenue Discount Schedule

*

OPTION B DISCOUNT PLAN

        Committed Revenue Discounts.    During each monthly billing period of the Initial Term, Customer shall be eligible to a * discount. This discount will be applied against Customer's domestic Interstate ReQwest Switchless Reseller Service usage.

        At the expiration of the Initial Term, this Service Exhibit D1 shall continue on a month-to-month basis at standard revenue discounts (Option A) unless and until terminated by either Party on thirty (30) calendar days prior written notice.

27.0   PRODUCT MINIMUM USAGE REQUIREMENT.

        Customer's Contributory Charges for the ReQwest Switchless Reseller Services must equal or exceed * per month (the "Product Minimum"). Customer acknowledges and agrees that if, by the end of month twelve, Customer's Contributory Charges do not equal or exceed the Product Minimum, Qwest may, at Qwest's sole determination, upon thirty (30) calendar days written notice to Customer, terminate this Service Exhibit D1 without further liability or obligation to Customer, except as may be otherwise set forth in the Agreement.

28.0   SPECIAL RATES.

        The following rates will apply to special discounts specified in the tables below. The charges described below are not eligible for any further discount.

*

  Special Rate Terms:

*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Exhibit D2

ReQwest Blended Switchless Reseller Domestic Outbound Voice Services

*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ReQwest Blended Switchless Reseller Domestic Outbound Voice Services

*

        Interstate and intrastate calls terminating within the Continental US are billed based upon originating state.

Off-Shore:

        *

        Calls terminating Off-Shore are billed based upon terminating state or region.

        Federal law prohibits Qwest from providing interLATA services in the states of Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington, and Wyoming. Specifically, Qwest cannot provide interLATA long distance service originating in these states.

        Interstate and Intrastate billing increments: *

        All Directory Assistance Calls with be billed at *

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ReQwest Blended Switchless Reseller Domestic Toll Free Service

*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ReQwest Blended Switchless Reseller Domestic Toll Free Service

*

        Interstate and intrastate calls originating and terminating within the continental US are billed based upon terminating state.

Canada & Off-Shore:

        *

        Calls originating in Canada and Off-Shore are billed based upon originating state or region.

        Interstate and Intrastate billing increments: * initial; * increments

        Federal law prohibits Qwest from providing interLATA services in the states of Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington and Wyoming. Specifically, Qwest cannot provide interLATA 8XX service terminating in these states.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ReQwest Switchless Reseller International Termination Rates

* 6 pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ReQwest Blended Switchless Reseller International Toll Free Service (ITFS) & Universal International Freephone Number (UIFN)

*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ReQwest Blended Switchless Reseller Enhanced Toll Free Features

*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ReQwest Blended Switchless Reseller Domestic Calling Card Service

*

        Federal law prohibits Qwest from providing interLATA services in the states of Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington, and Wyoming. Specifically, Qwest cannot provide interLATA calling card service originating in these states. Calls originating in these states will be carried by Touch America.

        A $1.00 surcharge will be applied per operator assisted call originating from the Continental United States in addition to any applicable metered charges for the call.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ReQwest Switchless Reseller US to International Calling Card Rates

* 8 pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ReQwest Blended Switchless Reseller Int'l Origination Calling Card

* 2 pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ReQwest Blended Handback

* 4 pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SERVICE EXHIBIT S
METRO PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE
WHOLESALE SERVICES AGREEMENT

1.0  Term.

        If any Facility Minimum Service Term (as defined herein) for any Facility (as defined herein) ordered hereunder extends beyond the expiration of the Term of the Agreement, it is the intention of the parties that, notwithstanding any such expiration of the Agreement, for this Service Exhibit S and the Agreement to remain in full force and effect but only as to the Facilities so affected and only until the expiration of each applicable Facility Minimum Service Term. All other Facilities provisioned hereunder shall cease to be provisioned by Qwest as of the latter of: (i) the expiration of the Term of the Agreement; or (ii) the expiration of the Facility's applicable Facility Minimum Service Term. During any period of extension of this Service Exhibit S, Customer shall not be eligible to place any additional service orders for Metro Private Line Services, and all termination rights of Qwest under this Service Exhibit S and the Agreement with respect to Facilities provisioned beyond the Term of the Agreement shall continue to apply.

2.0  Metro Private Line Service Description.

        Qwest will provide the Qwest Metro Private Line Service ("Service") in accordance with the Agreement, this Service Exhibit and, to the extent applicable, any Qwest state tariff, Price List, Price Schedule, Administrative Guideline, and/or Catalog (hereinafter whether individually or together "Tariff") that governs Service in the state where Service is provided. The Tariff is incorporated herein by this reference. Where any term or condition of this Agreement conflicts with the Tariff, the then current Tariff shall prevail. Qwest reserves the right to modify the Tariff, prices or certain components of the Service.

        The Service provides dedicated, point-to-point, private line connections between two (2) points of termination. The Service may be provisioned either solely on the Qwest owned and operated domestic fiber optic network or on a combination of Qwest owned and operated facilities and facilities owned and operated by a third party provider. Customer shall designate the two (2) points of termination of the Service and the capacity parameters of the Service in a valid Qwest order form that is submitted by Customer and accepted by Qwest ("Order Form"). The Service will include any entrance cable or drop wire to that point where provision is made for termination of Qwest's outside distribution network facilities at a suitable location at a Customer designated premises and will be installed by Qwest to such point of termination. The Service has only one point of termination per Customer premises. Any additional terminations beyond such point of termination are the sole responsibility of Customer. Qwest shall utilize third party facilities (hereinafter, "Off-Net Facilities") only with Customer's written authorization. Customer shall be billed directly by Qwest for such Off-Net facilities, and shall hold harmless and indemnify Qwest from any loss or liability incurred by Qwest as a result of ordering Off-Net Facilities from any such third party provider. Customer warrants that at least ten percent (10%) of the voice or data traffic it will route over the Qwest Metro Private Line shall be interstate in nature (i.e., shall terminate in a state other than the state in which Qwest has provisioned the Metro Private Line Service).

3.0  Submission of Service Orders.

        In order for Qwest to provision the Service Exhibit S Services, Customer shall submit a complete and valid Service order requesting On-Net (as hereinafter defined) Facilities in accordance with the terms of this Service Exhibit. Qwest reserves the right to reject any Customer Service order request

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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based on availability. Upon acceptance by Qwest of a duly executed Service order, Qwest shall provide to Customer those Facilities identified in the Service order.

4.0  Obligations of Customer.

        Customer shall perform those duties outlined herein, in the Agreement, and in the Service orders.

5.0  Charges and Payment.

        Charges for the Service shall be determined according to the pricing set forth herein. Recurring charges shall be invoiced by Qwest on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. If the Start of Service Date for any Facility falls on any day other than the first day of the month, the first invoice to Customer shall consist of: (i) the pro-rata portion of the applicable monthly recurring charge covering the period from the Start of Service Date to the first day of the subsequent month; and (ii) the monthly recurring charge for the following month.

6.0  Provisioning of Metro Line Services.

        6.1    Upon acceptance of a Service order, Qwest shall notify Customer of its target date for the delivery of each Facility (the "Estimated Availability Date"). Any Estimated Availability Date given by Qwest to Customer shall be subject to Qwest's standard and expedited interval guidelines, as amended by Qwest from time to time. Qwest shall use reasonable efforts to install each such Facility on or before the Estimated Availability Date, but the inability of Qwest to deliver a Facility by such date shall not be a default under this Service Exhibit. If Qwest fails to make any Facility available within ninety (90) calendar days after acceptance by Qwest of the Service order with respect to such Facility (or such greater time as is set forth in the interval guidelines). Customer's sole remedy shall be to cancel the Service order which pertains to such Facility by giving Qwest ten (10) calendar days written notice prior to the Facility's delivery to Customer by Qwest; provided however, that Customer shall reimburse Qwest for any third party charges incurred by Qwest as a result of its efforts to install the Facility.

        6.2    Start of service for each Facility (the "Start of Service Date") shall begin on the date on which Customer accepts delivery of such Facility. Qwest shall provide notice that a Facility is ready for acceptance by delivering to Customer a Circuit Acceptance Letter, confirming that the Facility is ready for Customer's acceptance. If: (i) Customer fails to give written notice that the Facility is in material non-compliance with the applicable standard Qwest network specifications, as modified from time to time by Qwest (attached hereto as Schedule S-1) (the "Specifications") within five (5) business days after Qwest sends Customer the Circuit Acceptance Letter; or (ii) Customer places live traffic on the Facility after notification by Qwest that the Facility is available, then Customer shall be deemed to have accepted such Facility, and the Start of Service Date shall commence as of the fifth (5th) day following the date the Circuit Acceptance Letter is sent to Customer by Qwest. Following notice by Customer of material non-compliance as set forth above, Qwest shall promptly take such reasonable action as is necessary to correct any such non-compliance in the Facility and shall, upon correction, notify Customer of a new Start of Service Date.

        6.3    Notwithstanding anything in Section 6.2 above, Customer may delay the Start of Service Date for any Facility for up to thirty (30) calendar days from Qwest's Estimated Availability Date by written notice to Qwest at least three (3) business days prior to any applicable Estimated Availability Date.

7.0  Rates.

        7.1    Qwest shall provide the Facilities described below at the rates (the "Rates") set forth in Schedule S-2, subject to availability from Qwest. The Rates vary depending on whether the Facilities are DS-1, DS-3 or OC-n.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        7.2    Qwest reserves the right, upon thirty (30) calendar days prior written notice to Customer, to modify any of the Rates or charges described in this Service Exhibit S. Notwithstanding any statements to the contrary contained in the Tariff, in the event of Regulatory Activity, Qwest reserves the right, at any time upon written notice, to: (i) pass through to Customer all, or a portion of, any charges or surcharges directly or indirectly related to such Regulatory Activity; or (ii) modify the rates, including any rate guarantees, and/or other terms and conditions contained in the Agreement and/or the Tariff to reflect the impact of such Regulatory Activity. Qwest may adjust its rates or charges, or impose additional rates and charges, in order to recover amounts it may be required by governmental or quasi-governmental authorities to collect from or pay to others to support statutory or regulatory programs during the course of the Agreement.

8.0  Facility Minimum Service Term.

        8.1    This Agreement shall be effective upon the Effective Date and continue until the expiration (or termination) of the last to expire (terminate) Order Form submitted pursuant to this Agreement. Upon expiration of any Order Form, such Order Form shall automatically renew on a month to month basis under the terms and conditions of this Agreement and the then effective rates for the Service. The minimum service term for each On-Net facility order hereunder is (a) one (1) year for Service provided to Customer in a multi-tenant building and (b) three (3) years for Service provided to Customer in a single-tenant building ("Minimum Service Term"). If Customer terminates this Agreement or a particular On-Net Service facility prior to the conclusion of the term of the facility, or Qwest terminates this Agreement for Cause, Customer shall pay (a) for all accrued and unpaid charges for the canceled facility provided through the effective date of such cancellation, plus (b) a cancellation charge of * of the balance of the monthly recurring charges (then in effect at the time of cancellation) that otherwise would have become due for the unexpired portion of the applicable Minimum Service Term for the canceled facility, plus (c) * of the balance of the monthly recurring charges (then in effect at the time of cancellation) that otherwise would have become due for the unexpired portion of the applicable term in excess of the Minimum Service Term for the canceled facility. It is agreed that Qwest's damages shall be difficult, if not impossible, to ascertain if a On-Net facility is cancelled prior to the completion of its term, thus, the amounts set forth herein are intended to establish liquidated damages in the event of cancellation and are not intended as a penalty. In addition to the foregoing, in the event Customer terminates a facility prior to the end of the Facility Minimum Term, Customer shall be liable for any early termination fees charged by the Off-Net Facility provider.

        8.2    Customer acknowledges that the Rates and charges described in Section 7 above are based on the commitment of Customer to utilize the Facilities for a specified minimum period of time. Therefore, unless a Facility is terminated pursuant to Section 9.5 below ("Chronic Circuit Cancellation"), or this Service Exhibit is terminated for Cause by Customer, Customer shall be liable for and shall pay to Qwest all Rates, fees and charges which accrue under this Service Exhibit for each Facility for the entire Facility Minimum Service Term applicable to each such Facility, regardless of whether or not Customer utilizes all or any part of such Facility during all or any part of its applicable Facility Minimum Service Term (the "Minimum Facility Charge"). Upon receipt by Qwest of a request to disconnect a Facility prior to the end of the applicable Facility Minimum Service Term, Qwest shall send Customer a Circuit Disconnect Acknowledgement, confirming the request to disconnect the Facility and setting forth any early termination charges then due and payable. Upon termination of this Service Exhibit for any reason other than a termination by Customer for Cause (as defined below), the total of all Minimum Facility Charges shall be at once due and payable by Customer, regardless of whether or not all of the Facilities Minimum Service terms have expired, and may be collected by Qwest from Customer as a single amount. For purposes of this Service Exhibit S, Cause shall be defined as a material breach of its obligations with respect to all or substantially all of the Metro Private Line Services provisioned hereunder not cured within thirty (30) days following written notice by Customer.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

9.0  Outage Credits.

        9.1    A Service outage ("Outage") occurs when a particular Service facility becomes unusable to Customer because of a failure of one or more Qwest owned and operated facility components used to furnish Service under the Agreement. An Outage period starts upon verifiable notification by Customer to Qwest's Trouble Management System, or, when indicated by network control information actually known to Qwest network personnel, whichever is earlier. An Outage period ends upon restoration of the affected facility as evidenced by appropriate network tests performed by Qwest.

        9.2    In the event of an Outage, the customer shall be entitled to a credit (the "Outage Credit") determined according to the following formula:

OUTAGE CREDIT =

Hours of Outage - 2 hours x total monthly recurring charge of the particular affected facility
720 hours

        9.3    The Outage Credit shall apply to the charges for the total mileage between end terminals of the particular facility provided by Qwest hereunder affected by an Outage. However, if any portion of the affected facility remains beneficially used or useable by Customer between any intermediate terminals (where the customer has installed drop and insert capability) or end terminals, the Outage Credit shall not apply to that pro-rata portion of the mileage. The length of each Outage shall be calculated in hours and shall include fractional portions thereof.

        9.4    All Outage Credits shall be credited on the next monthly invoice for the affected facility after receipt of Customer's request for credit. The total of all Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by Customer to Qwest for that same month for the facility or service rendered unusable to Customer. Under no circumstances will Qwest be required to credit Customer in any twelve month period during the term of this Agreement charges in excess of the monthly recurring charges for two (2) months of service for a particular facility.

        9.5    In the event Customer experiences Chronic Outages with respect to any facility, Customer will be entitled to terminate the affected facility without further obligation. Customer must provide Qwest with written notice following such Chronic Outages (a "Chronic Circuit Termination"). A facility is deemed to suffer from Chronic Outages if such facility, measured over any thirty (30) consecutive day period, experiences: (a) more than five (5) related Outages or (b) more than forty eight (48) aggregate hours of Outages.

        9.6    The Outage Credit and Chronic Circuit Termination as described preceding will be the sole and exclusive remedy of Customer in the event of any Outage or Chronic Outage and under no circumstance shall either be deemed a default under the Agreement or the Tariff. The remedies for interruptions or service deficiencies of the Service set forth in this addendum are in lieu of, and not in addition to, any remedy or service level agreement provided in connection with any other Qwest service.

        9.7    Service credits will not be available to Customer in cases in which the Services are unavailable as a result of (a) the discontinuance of Service due to Customer's breach of this Agreement, (b) the acts or omissions of Customer, its employees, contractors or agents or its end users, (c) the failure or malfunction of equipment, applications or systems not owned or controlled by Qwest, (d) circumstances or causes beyond the control of Qwest including instances of Force Majeure, (e) scheduled service maintenance, alteration, or implementation, or (f) an Outage or other defect occurring beyond the demarcation point and/or in the facilities, power or equipment provided by anyone other than Qwest. Such credits will be granted only if Customer affords Qwest full and free access to Customer's premises and equipment to make necessary repairs, maintenance, testing, etc.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        9.8    Qwest will provide Customer reasonable notification of service-affecting activities that may occur in normal operation of its business. Such activities may include, but are not limited to, equipment or facilities additions, removals or rearrangements, routine preventative maintenance and major switching machine change-out. Generally, such activities are not individual customer service specific, they affect many customer services. No specific advance notification period is applicable to all service activities. An Outage shall not be deemed to have occurred during such service-affecting activities.

        9.9    Any Off-Net facilities will be subject to the SLAs provided by the carrier.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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SERVICE EXHIBIT S
METRO PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE
WHOLESALE SERVICES AGREEMENT

SCHEDULE S-1
TECHNICAL SPECIFICATIONS

1.0  ADDITIONAL DEFINITIONS.

        Inter Office Channel (IOC):    An Inter Office Channel refers to the Qwest Communications network between the points of presence (POP).

        Optical Carrier Level 1 (OC-1):    The optical signal that results from an optical conversion of an electrical STS-1 signal (51.840 Mb/s). This signal forms the basis of the interface.

        OC-3:    Optical Carrier level 3 signal operating at 115.520 Mb/s.

        OC-12:    Optical Carrier level 12 signal transmitting at 622.080 Mb/s.

        OC-48:    Optical Carrier level 48 signal transmitting at 2488.32 Mb/s.

        Point of Presence (POP):    A physical location where a long distance carrier terminates lines before connecting to the local exchange carrier, another carrier, or directly to a customer.

        SONET Transport:    Facilities associated with carrying OC-1 or higher level signals.

        Synchronous Transport Signal Level 1 (STS-1):    The basic logical building block electrical signal with a rate of 51.840 Mb/s.

        Synchronous Transport Signal Level N (STS-N):    This electrical signal is obtained by byte interleaving N STS-1 signals together. The rate of the STS-N is N times 51.840 Mb/s.

        Terminating Multiplex (TM):    Provides the multiplex functions for multiplexing and demultiplexing between DS1 or higher signal level and the SONET OC-N level.

2.0  INTERCONNECT SPECIFICATIONS.

        The Customer interconnection point of DS-1 & DS-3 signals at the Qwest (SPT) location will be at any industry standard (DSX-1) & (DSX-3) digital cross-connect panels and will be referred to as Qwest Network Interface in this document. The DS-1 & DS-3 signals terminating at the Qwest digital cross-connect panels will meet the electrical specifications as defined in AT&T Compatibility Bulletin (CB) No. 119, Issue 3, October, 1979. The Qwest Digital Network will be compatible with the Bell System hierarchical clock synchronization methods and stratum levels as described in Bellcore Technical Advisory (GR436-Core). Customer equipment must also meet the interconnect specifications listed above and shall comply with jitter requirements of AT&T Technical Reference PUB 63411.

3.0  PERFORMANCE OBJECTIVES.

        DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c circuit performance will be measured using two parameters: Availability and Error-Free Seconds. The following assumptions apply to the derived data: (i) The circuits originate and terminate on the SONET OC-48 backbone; (ii) MTTR for SONET equipment—2 hours; (iii) MTTR for fiber optic cable—12 hours (Bellcore Standard); and (iv) Cable cut rate—4.39/year/1,000 sheath miles (Bellcore Standard).

        Availability is a measure of the relative amount of time during which the circuit is available for use. According to CCITT and ANSI definitions, unavailability begins when the Bit Error Ratio (BER)

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6

in each second is worse than 1.0 E-3 for a period of 10 consecutive seconds. The availability objective for all circuits between Qwest Network Interface points specified above is to provide performance levels over a twelve (12) month period 99.95% of the time.

        *

        Credits—Should Service Availability levels not be met, redress will apply. Credits will vary depending on the contracted service. An outage will be recognized as having begun when a trouble ticket is open and terminated when the trouble ticket is closed. Some tickets may remain open after the problem has been resolved in order to monitor the circuit; such tickets will be considered closed from an outage perspective once service has been restored. To request credit, a Qwest customer will have to contact its Account Executive and provide necessary documentation.

        The following credit schedule applies for ON-Net services:

        *

        Outages attributable to incidental damage to or severance outside of fiber optic cable plant, or scheduled maintenance is excluded from the performance objective stated above. Error-Free Seconds (EFS) and Error Seconds (ES) are the primary measure of error performance. An Error-Free Second is defined as any second in which no bit errors are received. Conversely, an Error Second is any second in which one or more bit errors are received.

4.0  SONET.

        Synchronous Optical Network is a family of optical transmission rates and interface standards allowing internetworking of products from different vendors. Base optical rate is 51.840 Mb/s. Higher rates are direct multiples.

5.0  ACCEPTANCE CRITERIA.

        The acceptance criteria for DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c circuits between Qwest Network Interface points is to provide the performance levels shown below during a 60 minute test period. If no errors are observed during the first 15 minutes of the test, the facility may be considered acceptable. Access connections to customer locations will be tested in accordance with Bell Publication 62508. The tables below are based on QCC owned fiber optic network only and on the Bellcore Specifications of the SONET delivery of DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c directly off the SONET Backbone. If the DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c service is delivered at the STS1 level then the general performance objectives fall into the industry standard.

Circuits	EFS	BER
DS1	99.95%	10-12
DS3-OC48	99.95%	10-15

SCHEDULE S-2
PRICING

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

7

Exhibit S2

Qwest

        *

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1

Exhibit S3

Qwest

Qwest Metro Private Line
Exhibit S3

Tier	Locations
A	Chicago, Cincinnati, Cleveland, Columbus, Detroit, Indianapolis,
B	Pittsburgh, Albany, Baltimore, Boston, Newark, New York City, Philadelphia, Washington D.C., White Plains
C	Los Angeles, Orange County, Sacramento, San Diego, San Francisco, San Jose
D	Kansas City, Austin, Dallas/Fort Worth, Houston, San Antonio, St. Louis,

*    CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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SERVICE EXHIBIT X1
EXPRESS SeLECt SERVICE DESCRIPTION
WHOLESALE SERVICES AGREEMENT

1.0  DISCOUNT OPTIONS.

        Customer has selected the following discount option:

N/A	Option A: Standard Revenue Discount Option; or
XX	Option B: Committed Revenue Discount Option

2.0  SERVICE PROVISIONING AND RATES.

        Qwest agrees to provide the Express SeLECt Terminating Switched Services set forth in this Service Exhibit, in accordance with the Agreement and subject to the terms and conditions set forth in this Service Exhibit. Federal law prohibits Qwest from providing the Services set forth in this Exhibit in Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington, and Wyoming (i.e., voice and data services that originate in such states, private line with one end point in those states, or toll free service that terminates in such states) until Qwest has obtained authorization to provide such services in those states.

        Domestic terminating interstate rates are per Local Access and Transport Area ("LATA") and are for LATA-wide termination. Domestic terminating intrastate rates are per state and are for state-wide termination. For the purposes of billing the appropriate territory, the OCN number of the terminating carrier will be used as set forth in Exhibit X3. Any changes to the OCN numbers set forth in Exhibit X3 will not be reported to Customer by Qwest; however, Qwest will produce a copy of the latest OCN numbers in its records to Customer upon request. For the purposes of determining each call's jurisdiction, the originating and terminating information present in the call stream will be evaluated. In the event that either the originating or terminating information is not available to Qwest's billing system, the classification of the call, for rating purposes, will default to the interstate classification. To the extent that calls are defaulted to the interstate classification, and to the extent Customer's traffic of this nature includes intrastate traffic, Customer shall provide to Qwest in writing, on a monthly basis, the "Percentage of Inter/Intra-state Usage" on a state-by-state basis, by LEC, for the traffic terminated by Qwest hereunder.

        Express SeLECt interstate and intrastate rates set forth in Rate Exhibit X2 are shown in terms of full minutes and are billed in * increments. Qwest reserves the right to charge excessive quantities (*) of short duration calls (*) a minimum of * per answered call. The rates set forth Rate Exhibit X2 are before discount. Discounts, if any, are set forth in Section 6. All domestic rates and charges are subject to change upon thirty (30) calendar days written notice to Customer.

        International rates are set forth as for country or city termination as specified in Rate Exhibit X2. If an international call terminates to a city, which has any type of specific city code rate, the call will be rated according to the city's rate for that type of termination and not the associated country's rate. Mobile city areas that are rated differently than the associated countries shall also be set forth as city codes. From time to time, Qwest may add specific city code rates for cities not set forth above, and the IODD Services shall be provided based upon such rates. Express SeLECt International Termination Service rates set forth in Rate Exhibit X2 are shown in terms of full minutes and are billed in * increments with an initial * increment. Carrier Canadian Terminating Service rates are per NPA and are for NPA-wide termination. Carrier Canadian Terminating Service rates set forth in Rate Exhibit X2 are shown in terms of full minutes and are billed in * increments with an initial * second increment. Mexican rates are per Mexican Rate Step or city code and are for Rate Step-wide or city code-wide

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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termination. Mexican Terminating Service rates set forth in Rate Exhibit X2 are shown in terms of full minutes and are billed in * increments. International rates and charges, including Mexican and Canadian, are subject to change upon five (5) calendar days notice. Service availability is subject to the availability of facilities to and in the particular countries.

        Directory Assistance rates are per NPA and are valid NPA-wide. Carrier Directory Assistance Termination rates set forth in Rate Exhibit X2 are shown on a per call basis and are billed per call.

        Rate decreases, if any, in Qwest's sole discretion, shall be effective immediately upon written notification to Customer or upon an effective date set forth by Qwest in such notification. All rates are subject to change immediately, with no prior notice to Customer, in the event there are mandated surcharges imposed by a federal, state or governmental agency. Further, notwithstanding any statements to the contrary contained in the Tariff, in the event of Regulatory Activity, Qwest reserves the right, at any time upon written notice, to: (i) pass through to Customer all, or a portion of, any charges or surcharges directly or indirectly related to such Regulatory Activity; or (ii) modify the rates, including any rate guarantees, and/or other terms and conditions contained in the Agreement and/or the Tariff to reflect the impact of such Regulatory Activity. Qwest may adjust its rates or charges, or impose additional rates and charges, in order to recover amounts it may be required by governmental or quasi-governmental authorities to collect from or pay to others to support statutory or regulatory programs during the course of the Agreement.

3.0  ADDITIONAL TERMINATION RIGHTS.

        3.1  Discount Option A Additional Termination Rights.    If Customer has selected Discount Option A, then in addition to the termination rights set forth in the Agreement, Customer may terminate this Service Exhibit X1 without liability (other than for charges accrued but unpaid as of the termination date) upon thirty (30) calendar days prior written notice.

        3.2  Discount Option B Additional Termination Rights.    If Customer has selected Discount Option B, then in addition to the termination rights set forth in the Agreement, Customer may terminate this Service Exhibit X1 without liability (other than for charges accrued but unpaid as of the termination date) upon thirty (30) calendar days prior written notice if:

            (i)  Customer has: (x) satisfied the Revenue Commitment in full; and (y) met more than half of its Initial Term requirement;

          (ii)  the Services provisioned under this Service Exhibit X1 are the subject of service outages or interruptions accumulating one hundred twenty (120) hours or more over any period of one hundred eighty (180) consecutive calendar days; or

          (iii)  Qwest materially and adversely changes the Services description or the Tariff terms applicable to this Service Exhibit X1; provided that written notice of such termination is delivered to Qwest within thirty (30) calendar days of the effective date of such material adverse change. If Customer does not deliver such notice to Qwest within the specified period, Customer will be deemed to have waived its right to terminate this Service Exhibit X1.

4.0  ROUNDING.

        All Express SeLECt Services, excluding Directory Assistance, utilize "bulk rounding." For the purposes of this Service Exhibit X1 bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until * is accrued. When this has

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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occurred, the cent is applied to the next call. In addition, these Express SeLECt Services employ whole call rounding, which means that all calls are rounded only once, as opposed to once for each element (e.g. initial and incremental).

5.0  POINT(S) OF MEET.

        Customer is responsible for all access and related costs of dedicated facilities to connect to Qwest's nearest applicable meet point. Meetpoints available include the Qwest's DMS250 switch sites. In addition to Qwest's switch sites, Customer may meet Qwest at each Qwest-owned voice POP site available at the time of Customer's request, subject to capacity at that site and to Qwest's agreement. The Express SeLECt Intrastate termination, Canadian, Mexican, International, and Directory Assistance rates set forth in Rate Exhibit X2 will apply for all usage that meets the Qwest network at any of Qwest's switch or POP sites.

6.0  DISCOUNTS.

OPTION A DISCOUNT PLAN

        Standard Revenue Discounts.    During each monthly billing period of the Term, Customer shall be eligible to receive one of the standard discounts set forth in the Standard Revenue Discount Schedule below, based upon Customer's total Contributory Charges invoiced under the Agreement (and any other eligible separate Qwest Wholesale Services Agreement) during that month for Contributory Services. The applicable monthly discount will be applied against Customer's domestic interstate Express SeLECt Terminating Switched Service usage. Other than the Minimum Facility Utilization requirement set forth below, no revenue commitment is required under Option A to receive these eligible discounts.

Standard Revenue Discount Schedule

        *

OPTION B DISCOUNT PLAN

        Committee Revenue Discounts.    During each monthly billing period of the Initial Term, Customer shall receive * discount. This discount will be applied against Customer's domestic interstate Express SeLECt Terminating Switched Service usage. At the expiration of the Initial Term, this Service Exhibit X1 shall continue on a month-to-month basis at standard revenue discounts (Option A) unless and until terminated by either Party on thirty (30) calendar days prior written notice.

7.0  MINIMUM FACILITY USAGE REQUIREMENT.

        Following a one time ramp up period of the first three billing months after the Effective Date (the "Ramp Up Period"), Customer must meet the following minimum monthly requirement per each DS-1 circuit or the equivalent thereof (the "Circuits"): *

        Originating Service provisioned by Qwest under the Agreement (the "Minimum Facility Utilization"). If Customer fails to meet or exceed the Minimum Facility Utilization in any monthly billing period after the Ramp Up Period, Qwest reserves the right to either: (i) charge Customer an underutilization fee equal to * for each Circuit that was under the Minimum Facility Utilization; or (ii) terminate the underutilized Circuit.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Exhibit X2

Express SeLECt Facility-Based Carrier Intrastate Voice Termination

* 4 pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Qwest Express Carrier International Termination Rates

* 7 pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Express SeLECt Facility-Based Carrier Directory Assistance

*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Exhibit X3

SERVICE EXHIBIT X3
Express SeLECt Terminating OCN Classification
WHOLESALE SERVICES AGREEMENT

*

*    CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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QuickLinks

SERVICE EXHIBIT C1 QWEST EXPRESS 8XX ORIGINATING SERVICE DESCRIPTION WHOLESALE SERVICE AGREEMENT
OPTION A DISCOUNT PLAN
ATTACHMENT A
File Format for Submitting Call Completion Files
ATTACHMENT B
Instruction for submitting you monthly call completion files
SERVICE EXHIBIT D1 REQWEST SWITCHLESS RESELLER SERVICE DESCRIPTION WHOLESALE SERVICES AGREEMENT
OPTION A DISCOUNT PLAN
Standard Revenue Discount Schedule
OPTION B DISCOUNT PLAN
SERVICE EXHIBIT S METRO PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE WHOLESALE SERVICES AGREEMENT
SERVICE EXHIBIT S METRO PRIVATE LINE SERVICE DESCRIPTION AND RATE SCHEDULE WHOLESALE SERVICES AGREEMENT
SCHEDULE S-1 TECHNICAL SPECIFICATIONS
SERVICE EXHIBIT X1 EXPRESS SeLECt SERVICE DESCRIPTION WHOLESALE SERVICES AGREEMENT